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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 17, 2002


                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)


        Nevada                   0-15950                        37-1078406
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   (State of other              (Commission                    (IRS Employer
   jurisdiction of              File Number)                Identification No.)
    incorporation)




201 West Main Street, Urbana, Illinois                             61801
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (217) 365-4513



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ITEM 5.   OTHER EVENTS.

     On Friday, July 17, 2002, the Registrant issued a revised press release disclosing financial results for the quarter ended June 30, 2002. The revised press release corrected a typographical error contained in the initial press release, dated and issued July 15, 2002. The revised press release is made part of this Form and is attached as Exhibit 99.1.

     The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

     These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1  Revised Press Release, dated July 17, 2002.

















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FIRST BUSEY CORPORATION


Date:  July 17, 2002                              By: Barbara J. Kuhl
                                                     --------------------------
                                                      Name: Barbara J. Kuhl
                                                      Title: President






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                                  EXHIBIT INDEX


99.1     Revised Press Release, dated July 17, 2002.



















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